American Funds Insurance Series®

Global Growth Fund

Summary Prospectus Supplement

November 1, 2015

(for Class 1 shares summary prospectus, Class 2 shares summary prospectus and Class 4 shares summary prospectus dated May 1, 2015)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Patrice Collete	Less than 1 year	Partner – Capital World Investors
Isabelle de Wismes	3 years	Partner – Capital World Investors
Galen Hoskin	2 years	Partner – Capital World Investors
Jonathan Knowles	2 years	Partner – Capital World Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-011-1015O CGD/8024-S51935